Exhibit 11
                     COMPUTATION OF PER SHARE EARNINGS

    The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three and nine months ended May 31, 1996 and May 31, 1995.

    Three months ended May 31, 1996:
     23,693,381 x shares outstanding for 31 days                   734,494,811
     23,925,105 x shares outstanding for 30 days                   717,753,150
     24,043,597 x shares outstanding for 31 days                   745,351,507
                                                                 _____________
                                                                 2,197,599,468
     Divided by number of days in the period                                92
                                                                 _____________
                                                                    23,886,951
    Nine months ended May 31, 1996:
     23,313,132 x shares outstanding for 21 day                    489,575,772
     23,315,089 x shares outstanding for 21 days                   489,616,869
     23,320,721 x shares outstanding for 18 days                   419,772,978
     23,331,311 x shares outstanding for  8 days                   186,650,488
     23,334,503 x shares outstanding for 23 days                   536,693,569
     23,340,118 x shares outstanding for 11 days                   256,741,298
     23,345,163 x shares outstanding for 21 days                   490,248,423
     23,398,704 x shares outstanding for 30 days                   701,961,120
     23,529,859 x shares outstanding for 13 days                   305,888,167
     23,590,511 x shares outstanding for 16 days                   377,448,176
     23,693,381 x shares outstanding for 31 days                   734,494,811
     23,925,105 x shares outstanding for 30 days                   717,753,150
     24,043,597 x shares outstanding for 31 days                   745,351,507
                                                                 _____________
                                                                 6,452,196,328
    Divided by number of days in the period                                274
                                                                 _____________
                                                                    23,548,162
    Three months ended May 31, 1995:
     23,660,154 x shares outstanding for 14 days                   331,242,156
     23,575,659 x shares outstanding for 17 days                   400,786,203
     23,424,790 x shares outstanding for 12 days                   281,097,480
     23,310,232 x shares outstanding for 49 days                 1,142,201,368
                                                                 _____________
                                                                 2,155,327,207
     Divided by number of days in the period                                92
                                                                 _____________
                                                                    23,427,470
    Nine months ended May 31, 1995:
     25,074,982 x shares outstanding for 18 days                   451,349,676
     24,941,910 x shares outstanding for 12 days                   299,302,920
     24,934,917 x shares outstanding for 16 days                   398,958,672
     24,713,278 x shares outstanding for 15 days                   370,699,170
     24,520,641 x shares outstanding for 17 days                   416,850,897
     24,416,386 x shares outstanding for 13 days                   317,413,018
     24,383,698 x shares outstanding for 14 days                   341,371,772
     24,270,808 x shares outstanding for 20 days                   485,416,160
     24,189,103 x shares outstanding for 28 days                   677,294,884
     23,851,100 x shares outstanding for 28 days                   667,830,800
     23,660,154 x shares outstanding for 14 days                   331,242,156
     23,575,659 x shares outstanding for 17 days                   400,786,203
     23,424,790 x shares outstanding for 12 days                   281,097,480
     23,310,232 x shares outstanding for 49 days                 1,142,201,368
                                                                 _____________
                                                                 6,581,815,176
     Divided by number of days in the period                               273
                                                                 _____________
                                                                    24,109,213